Subsequent Events (Q1)	3 Months Ended	12 Months Ended
	Mar. 31, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
NOTE 14. SUBSEQUENT EVENTS
The Company has evaluated all subsequent events through the date the consolidated financial statements were issued and filed with the SEC. The following is a summary of the material subsequent events.
Southland Change of Ownership. On April 1, the State of Georgia approved the Company's application to change the ownership of the Southland facility from SL SNF, LLC to Southland Operations, LLC.
Amended and Restated Merger Agreement. On April 15, 2025, the Company and SunLink jointly announced that they have entered into a Merger Agreement. The Merger Agreement provides that, among other things and subject to the terms and conditions of the Merger Agreement, SunLink will be merged with and into Regional, with Regional surviving the Merger. The Merger Agreement amends and restates in its entirety the previously announced Original Merger Agreement.
The Merger Agreement, dated as of April 14, 2025, amends the Original Merger Agreement, among other things, to: (i) increase the number of shares of common stock, no par value per share, of Regional (“Regional Common Stock”) constituting the Regional Common Stock Consideration (as defined in the Merger Agreement) from one share of Regional Common Stock to 1.1330 shares of Regional Common Stock; (ii) increase the initial Liquidation Preference (as defined in the Merger Agreement) with respect to the Regional Series D Preferred Stock from $10.00 to $12.50 per share of Regional Series D Preferred Stock; (iii) increase the initial Conversion Ratio (as defined in the Merger Agreement) with respect to the Regional Series D Preferred Stock from one share of Regional Common Stock to 1.1330 shares of Regional Common Stock for every three shares of Regional Series D Preferred Stock, provided that the number of shares of Regional Series D Preferred Stock required to convert into one share of Regional Common Stock would be subject to reduction (as described in the Merger Agreement); and (iv) provide that SunLink may pay one or two special dividends to its shareholders prior to the closing of the Merger, in such amounts and subject to such limitations as described in the Merger Agreement.
The Merger Agreement has been approved by each company’s board of directors and completion of the transaction remains subject to the receipt of the approvals of the shareholders of both Regional and SunLink, regulatory approvals and satisfaction of customary closing conditions.
For further information and a copy of the Merger Agreement, see Form 8-K filed with the SEC on April 18, 2025.

NOTE 15. SUBSEQUENT EVENTS
The Company has evaluated all subsequent events through the date the consolidated financial statements were issued and filed with the SEC. The following is a summary of the material subsequent events.
Agreement and Plan of Merger. On January 6, 2025, the Company and SunLink issued a joint press release announcing the execution of Merger Agreement by and between Regional and SunLink, pursuant to which, upon the terms and subject to the conditions set forth therein, SunLink will merge with and into Regional in exchange for the issuance of an aggregate of 1,410,000 shares of Regional common stock and 1,410,000 shares of Regional’s newly-authorized Series D 8% Cumulative Convertible Redeemable Preferred Stock with a liquidation preference of $10 per share. The merger has been approved unanimously by each company’s board of directors and completion of the transaction is subject to the receipt of the approvals of the shareholders of both Regional and SunLink, regulatory approvals and satisfaction of customary closing conditions, with Regional continuing as the surviving entity. Upon closing of the Merger transaction, the Company's shareholders will own approximately 57% of the combined company.
Declaration of Dividend. On January 29, 2025, the board of directors of Regional declared a dividend to the holders of its 12.5% Series B Cumulative Redeemable Preferred Shares (the “Series B Preferred Stock”), on a pro rata basis in proportion to the number of shares of Series B Preferred Stock held by such holders, of 250,000 shares of the Company’s common stock, rounded down to the nearest whole share of Common Stock. The dividend was paid on February 19, 2025 to holders of record of the Series B Preferred Stock as of the close of business on February 10, 2025 and 249,990 shares of the Company's common stock were issued. Regional is required to pay the dividend of Common Stock to such holders of Series B Preferred Stock pursuant to the terms of Regional’s Amended and Restated Articles of Incorporation, which governs the terms of the Series B Preferred Stock.
NYSE American. On January 30, 2025, certain members of Regional's executive team presented written and oral presentations to the Listing Qualifications Panel (the “Panel”) of the Committee for Review (the “Committee”) of the Board of Directors of the Exchange to reconsider their determination to suspend Regional’s common stock, no par value (the “Common Stock”), and Regional’s Series A Redeemable Preferred Shares, no par value (the “Series A Preferred Shares” and, together with the Common Stock, the “Securities”) from the NYSE American Exchange (the “Exchange”).
On February 1, 2025, Regional and SL SNF, LLC entered into a At-Risk-Management in order to transition the Southland facility back to the Company. The Company filed the Change of Operator (“CHOP”) application with the state of Georgia on February 22, 2025.
On February 3, 2025, Regional received a letter from the Panel (the “Letter”), that based upon the material and information presented to the Panel, discussion that occurred at the hearing and analysis of the Exchange rules and the Company Guide, the Panel unanimously determined to affirm the Staff’s decision to initiate delisting proceedings. Regional may request, as provided by Section 1205 of the Company Guide, that the full Committee reconsider the decision of the Panel. On February 18th, the Company requested for the review. At this time, the Securities are trading on the OTC Market under the symbol “RHEP” and “RHEPA” for their Common Stock and Series A Preferred Shares, respectively.
In March 2025, Oak Hollow Healthcare Management and the Company entered into an Operations Transfer Agreement (“OTA”) to transition the two facilities leased by Oak Hollow back to the Company due to an inability to safely operate the facilities. As part of the OTA, in exchange for a release of the Personal Guaranty securing the lease obligations, the Company received the patient receivables. The Company is working to submit the CHOP application with the state of South Carolina.